UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 04, 2012 (Date of earliest event reported)
Boston Therapeutics, Inc. (Exact name of registrant as specified in its charter)

NH (State or other jurisdiction of incorporation)	000-54586 (Commission File Number)	27-0801073 (IRS Employer Identification Number)

1750 Elm Street, Suite 103, Manchester, NH (Address of principal executive offices)		03104 (Zip Code)
603-935-9799 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 2, 2012, Boston Therapeutics, Inc. (the "Company") received a letter from the US Food and Drug Administration ("FDA") indicating that the FDA has approved the Company's petition to file an Abbreviated New Drug Application ("ANDA") for a new, chewable tablet formulation of the diabetes drug metformin hydrochloride. The Company plans to market the new formulation under the name PAZAMET(TM). A copy of the press release issued by the Company to announce the FDA's decision is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Boston Therapeutics, Inc. dated October 04, 2012

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 04, 2012	BOSTON THERAPEUTICS, INC. By: /s/ David Platt David Platt Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Boston Therapeutics, Inc. dated October 04, 2012